EXHIBIT 3.5


Amended LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF                Entity#
PHC HOLDINGS , FORMALLY, MALAHAT ENERGY CORPORATION
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FOR THE FILING PERIOD OF July, 04 TO July 05
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                                                                     C10669-1994
                                                                Document Number:
                                                                  20050050632-13

                                                                     Date Filed:
                                                            3/7/2005 11:20:16 AM
                                                                In the office of
                                                                  /s/Dean Heller
                                                                     Dean Heller
                                                              Secretary of State

Laughlin Associates, Inc
2533 No. Carson St.
Carson City, NV 89706
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CHECK ONLY IF APPLICABLE
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[X] This corporation is a publicly traded corporation. The Central Index Key number is: 0001105413

[ ] This publicly traded corporation is not required to have a Central Index Key
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President
Name: Sonia Farrell, assistant secretary and director
Address: 2633 Lincoln Blvd, Suite 117, Santa Monica, CA 90405
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Secretary
Name: Pearl Asrencio, Vice President and Director
Address: 2633 Lincoln Blvd, Suite 117, Santa Monica, CA 90405
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Treasurer
Name: Pearl Asrencio, Vice President and Director
Address: 2633 Lincoln Blvd, Suite 117, Santa Monica, CA 90405
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Name: Sonia Farrell, Director
Address: 2633 Lincoln Blvd, Suite 117, Santa Monica, CA 90405
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Signature of Officer:

/s/Pearl Asencio
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Pearl Asencio
Title: Vice President     Date: 3/3/05

ATTACHMENT PAGE TO AMENDED ANNUAL LIST OF OFFICERS, DIRECTORS, AND RESIDENT AGENT OF PHC HOLDINGS.

Pearl Asencio
2633 Lincoln Blvd., Suite 117                           Director
Santa Monica, CA 90405

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


                               [State Letterhead]
                                 Certified Copy

                                                                   March 8, 2005

Job Number: C20050308-0897
Reference Number: 00000053010-39
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of States's Office, Commercial Recordings Division on the attached report.

Document Number (s)            Description          Number of Pages
20050050632-13                 Amended List         2 Pages/1 Copies

[State Seal]

Respectfully,

/s/Dean Heller
--------------
Dean Heller
Secretary of State

/s/Mariam Fitzgerald
Certification Clerk

                          Commercial Recording Division
                              200 N. Carson Street
                         Carson City, Nevada 89701-4069
                            Telephone (775) 684-5708
                               Fax (775) 684-5630



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